SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         DEKALB BANKSHARES, INC.
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                             DEKALB BANKSHARES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of DeKalb Bankshares, Inc. will be held at the offices of The Bank of Camden, 631 West DeKalb Street, Camden, South Carolina, on Wednesday, March 31, 2004, at 10:00 a.m., for the following purposes:

     (1) To elect three directors to each serve a one-year term, three directors to each serve a two-year term, and three directors to each serve a three-year term;

     (2) To ratify the appointment of Elliott Davis, LLC, as the Company's independent auditors for the year ended December 31, 2004; and

     (3) To act upon such other matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on March 1, 2004, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included herewith is the Company's 2004 Proxy Statement. Also included is the Company's 2003 Annual Report to Shareholders.

                                            By Order of the Board of Directors



March 5, 2004                               William C. Bochette, III
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                                 PROXY STATEMENT

                             DeKalb Bankshares, Inc.
                             631 West DeKalb Street,
                          Camden, South Carolina 29020

            ANNUAL MEETING OF SHAREHOLDERS OF DEKALB BANKSHARES, INC.
                     TO BE HELD ON WEDNESDAY, MARCH 31, 2004

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of DeKalb Bankshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Wednesday, March 31, 2004, in the offices of The Bank of Camden at 631 West DeKalb Street, Camden, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about March 5, 2004, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal contact, including contact by telephone or other electronic means, by directors and regular employees of the Company.

Revocation Of Proxy

         Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to William C. Bochette, III, Chairman and Chief Executive Officer, DeKalb Bankshares, Inc., 631 West DeKalb Street, Camden, South Carolina 29020, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.

Quorum And Voting

         At the close of  business  on March 1,  2004,  there  were  outstanding
609,060 shares of the Company's common stock (no par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on March 1, 2004 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

         A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" or as to which no vote is indicated, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

         If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters, including ratification of Elliott Davis, LLC, as the Company's independent auditors, that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter.

Actions To Be Taken by The Proxies

         The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, and "FOR" ratification of Elliott Davis, LLC, as the Company's independent auditors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his or her specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS OF THE COMPANY

         Set forth below is information as of March 1, 2004 about persons, other than management, who are currently beneficial owners of 5% or more of the Company's common stock.

                                       Number of Shares         % of outstanding
Name and Address                      Beneficially Owned          common stock
----------------                      ------------------          ------------

Estate of Guy S. Hutchins, Jr.             41,167(1)                  6.44%
511 Greene Street
Camden, S.C. 29020

(1) Includes 30,000 shares subject to currently exercisable options, which expire March 30, 2004.

         The number of shares owned, and the percentage of outstanding common stock such number represents, for all directors, nominees and officers of the Company is set forth below under "MANAGEMENT."

                      ELECTION OF DIRECTORS OF THE COMPANY

         The director nominees named below also serve as directors of The Bank of Camden, and were elected by the organizers of DeKalb Bankshares, Inc. to serve as directors of the Company until its first annual meeting of shareholders.

         The Company's Articles of Incorporation provide that the Board of Directors may be divided into three classes with each group to be as nearly equal in number as possible. Because this is the first time shareholders will vote to elect directors of DeKalb Bankshares, the initial classes will be established at this meeting. Initially, one group of directors will be elected for three years, one group of directors will be elected for two years and one group of directors will be elected for one year. Thereafter, as each group's term expires, a group will be elected for three years. The number of directors has currently been set by the Board at nine.

         At the Annual Meeting, three directors are to be elected to hold office for the next three years, their terms expiring at the 2007 Annual Meeting of Shareholders; three directors are to be elected to hold office for the next two years, their terms expiring at the 2006 Annual Meeting of Shareholders; and three directors are to be elected to hold office for the next one year, their terms expiring at the 2005 Annual Meeting of Shareholders. All directors serve until their successors are duly elected and qualified. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated the persons listed under "Management" to serve for the terms specified. Any other nominations must be made in writing and delivered to the President of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors."

         It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of the persons named under "MANAGEMENT". Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

                                   MANAGEMENT

Security Ownership, Positions and Terms of Office of Management

         The table below shows, as to each director and nominee, his or her name and positions held with the Company, the period during which he or she has served as a director of the Company, and the number of shares of the Company's common stock owned by him or her at March 1, 2004. Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power.

                                             NUMBER OF          % OF SHARES       POSITIONS WITH        DIRECTOR
                                              SHARES            OUTSTANDING         THE COMPANY         SINCE(9)
                                              ------            -----------         -----------         --------

         Nominees for election to the Board of Directors for terms of office to continue until the Annual Meeting of Shareholders in 2007 are:

Anne duPont Shirley                           32,000             5.25%                Director            2001
Roderick M. Todd, Jr.                         10,854(1)          1.78%         Director and Secretary     2001
John C. West, Jr.                             16,179(2)          2.66%                Director            2001

         Nominees for election to the Board of Directors for terms of office to continue until the Annual Meeting of Shareholders in 2006 are:

William C. Bochette, III                      46,167(3)          7.22%          Chairman, President,      2001
                                                                                 CEO, and Director
Daniel D. Riddick                             23,333(4)          3.83%                Director            2001
Sylvia U. Wood                                 6,000(5)          0.99%                Director            2001

         Nominees for election to the Board of Directors for terms of office to continue until the Annual Meeting of Shareholders in 2005 are:

D. Edward Baxley                              20,167(6)          3.31%               Director            2001
David R. Blakely                              30,000             4.93%               Director            2001
James D. King, Sr.                            31,167(7)          5.12%               Director            2001

All Directors, nominees and
executive officers as a group
(9 persons)                                  215,867(8)         33.78%

-----------------------------------

(1) Includes 1,817 shares held in an IRA for Lisa W. Todd, Mr. Todd's spouse; 1,418 shares held in an IRA for Mr. Todd; 105 shares held in a trust of which Mr. Todd is trustee; and 1,250 shares owned jointly with Mr. Todd's spouse.
(2) Includes 300 shares held in an IRA for Mr. West and 3,790 shares owned jointly with John C. West, Sr.
(3) Includes 1,760 shares owned jointly with Wendee A. Bochette, Mr. Bochette's spouse; 4,740 shares held in an IRA for Mr. Bochette; 1,000 shares owned by Mr. Bochette's children of which Mr. Bochette is custodian; and 30,000 shares subject to currently exercisable options.
(4) Includes 19,667 shares owned jointly with Joan H. Riddick, Mr. Riddick's spouse; and 3,666 held in an IRA for Joan H. Riddick.
(5) Includes 1,000 shares held jointly with Maxwell L. Wood, Mrs. Wood's husband; and 5,000 shares owned by Mrs. Wood's husband.

(6) Includes 6,650 shares owned by Elaine Baxley, Mr. Baxley's spouse; 350 shares held in an IRA for Mr. Baxley; and 9,416 shares held in various IRA's for Elaine Baxley.
(7) Includes 30,000 shares held in an IRA for Mr. King; and 1,167 shares owned by Esther C. King, Mr. King's spouse.
(8)  Includes 30,000 shares subject to currently exercisable options.
(9) Includes service as a director of The Bank of Camden prior to acquisition of the bank by the Company.

Directors' Age and Business Experience For The Past Five Years


Name and Address                      Age       Principal Occupation for the Past Five Years
----------------                      ---       --------------------------------------------

D. Edward Baxley                      63        Real Estate Agent, Russell and Jeffcoat Realtors since 2002; Real
Camden, SC                                      Estate Agent, Coldwell Banker Tom Jenkins Realty (1998-2002); Owner,
                                                Baxley Appraisal Services (1994-1998).

David R. Blakely                      68        Retired since 1996.
Greenville, SC
                                                Chairman of the Board, President and Chief Executive Officer of the
William C. Bochette, III              36        Company since April 2003; President and Chief Operating Officer of
Camden, SC                                      the Company from February 2001 until April 2003; organizer of the
                                                Company (2000 - 2001); Senior Vice President and Chief
                                                Administrative Officer of Southcoast Community Bank, Mt. Pleasant,
                                                South Carolina (1998-1999); Vice President and Chief Financial
                                                Officer of Colonial Bank of South Carolina, Inc., Camden, South
                                                Carolina (1993-1998); Safety and Soundness Examiner, Office of
                                                Thrift Supervision (1989-1993).

James D. King, Sr.                    64        Retired since 1999; Consultant, Carolina First Bank (1998-1999);
Travelers Rest, SC                              Chairman of the Board and Chief Executive Officer of the Poinsett
                                                Bank, FSB of Travelers Rest, South Carolina (1970 - 1998).
                                      69        Owner, Daniel D. Riddick and Associates, professional surveying and
Daniel D. Riddick                               planning.
Camden, SC

Anne duPont Shirley                   51        Owner, Red Bank Farm.
Camden, SC

Roderick M. Todd, Jr.                 40        Attorney, Roderick M. Todd, Jr. Attorney and Counselor at Law since
Camden, SC                                      July, 2000; Partner, Cooper and Todd, LLP, Attorneys, (1994  -
                                                2000); Associate Judge, The City of Camden, South Carolina Municipal
                                                Court (1994 to 2003).

John C. West, Jr.                     55        Attorney, John C. West, Jr., P.A.
Camden, SC

Sylvia U. Wood                        69        Philanthropist
Camden, SC

Executive Officers

         Mr. Bochette is the Company's only executive officer.

         None of the principal executive officers or directors are related by blood, marriage or adoption in the degree of first cousin or closer.

Meetings of the Board of Directors

         During the fiscal year ending December 31, 2003, the Board of Directors of the Company and its predecessor met 12 times, including regular and special meetings. Each director except David R. Blakely and Sylvia U. Wood attended at least 75% of the total number of meetings of the Board of Directors and committees of which he or she was a member.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, eight of the Company's directors attended the annual meeting of shareholders.

Committees of the Board of Directors

Nominating Committee

         The Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. Seven members of the Board of Directors are independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company does not have a Nominating Committee charter.

         In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to service on the Board. The Board does not have any specific process for identifying director candidates. Such candidates are routinely identified through personal and business relationships and contacts of the directors and executive officers.

         The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company's address and must be received no later than January 15 in any year for a person to be considered as a potential Board of Directors' nominee. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the Board's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Board as a potential Board of Directors' nominee if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 90 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 90 days prior to any meeting of Shareholders called for the election of Directors. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) any other information required by Regulation 14A under the Exchange Act. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

Audit Committee

         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is responsible for seeing that audits of the Company are conducted annually. A firm of certified public accountants is employed for that purpose by the Board of Directors upon recommendation of the Audit Committee. Reports on these audits are reviewed by the Committee upon receipt and a report thereon is made to the Board at its next meeting. The Audit Committee is comprised of Messrs. Baxley, Shirley, King and Blakely, and met five times in 2003. The Audit Committee does not have a written charter. The Board has determined that each member of the Audit Committee is independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented.

Executive Committee

         The Executive Committee is responsible for reviewing and approving the Chief Executive Officer's compensation. The Executive Committee is comprised of Messrs. Bochette, King, Todd and Baxley, and met three times during 2003.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, DeKalb Bankshares, Inc., 631 West DeKalb Street, Camden, South Carolina 29020. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about compensation of the persons who served as Chief Executive Officer during 2003. The Company does not have any other executive officers.

                           Summary Compensation Table

                                                                                         Long Term
                                                  Annual Compensation              Compensation Awards
                                                  -------------------              -------------------
                                                                                   Number of Securities
                                                                                    Underlying Options
Name and Principal Position         Year      Salary(2)           Bonus                   Awarded
---------------------------         ----      ---------           -----                   -------

Guy S. Hutchins, Jr. (1)            2003     $ 25,987            $     0                        0
    Chairman of the Board,          2002     $103,950                  0                        0
    Chief Executive Officer         2001     $186,528(3)          10,000(4)                30,000

William C. Bochette, III            2003     $ 98,000            $26,500                        0
    Chairman of the Board,          2002     $ 92,950            $15,000                        0
    President, Chief Executive      2001     $105,762(6)         $10,000                   30,000
    Officer(5)

---------------
(1) Mr. Hutchins served as Chairman of the Board and Chief Executive Officer until his death in March, 2003.
(2) The Company paid club dues for Messrs. Hutchins and Bochette and provided them with an automobile allowance or use of an automobile. The total of such benefits paid for Messrs. Hutchins and Bochette was less than the lesser of $50,000 or 10% of their annual salary and bonus payments. Mr. Bochette participates, and Mr. Hutchins participated, in group medical insurance plans that are available to all employees on the same terms available to all employees.
(3) Of this amount, $109,028 represents compensation earned during the organizational and pre-opening stages of the Company from January 6, 2000 to February 19, 2001 but not paid until 2001.
(4)  Bonus awarded in 2001 but paid in 2002.
(5) Mr. Bochette became Chairman of the Board, President and Chief Executive Officer in April, 2003. Prior to that time, he served as President and Chief Operating Officer.
(6) Of this amount, $18,687 represents compensation earned in 2000 during the organizational and pre-opening stages of the Company but not paid until 2001.

                        Option Grants In Last Fiscal Year

         No options were granted to Mr. Hutchins or Mr. Bochette in 2003.

          Option Exercises And Year End Options Outstanding And Values

         The following table presents information about options held by Mr. Bochette and the estate of Mr. Hutchins at December 31, 2003. No options were exercised by either Mr. Hutchins or his estate or Mr. Bochette in 2003.

                                                        Number of Securities           Value of Unexercised
                                                       Underlying Unexercised              In-the-Money
                       Shares Acquired     Value          Options 12/31/03              Options 12/31/03(1)
Name                     on Exercise     Realized   Exercisable     Unexercisable   Exercisable      Unexercisable
----                   ---------------   --------   -----------     -------------   -----------      -------------

Guy S. Hutchins, Jr.         -0-            -0-       30,000(2)           -0-          $-0-               $-0-
William C. Bochette, III     -0-            -0-       30,000              -0-          $-0-               $-0-

---------------
(1) Based on the difference between the exercise price of $10.00 per share and an estimated market value of $10.00 per share, the price at which the Company's Common Stock was sold to the public in 2000. All trades subsequent to that time of which management is aware have occurred at a price of $10.00 per share.
(2)  These options expire March 30, 2004.

Compensation of Directors

         Directors of the Company were not compensated for service on the Board of Directors until January, 2004, at which time they began receiving $200 per month.

2001 Stock Option Plan

         At the 2002 Annual Meeting of Shareholders, the shareholders approved The Bank of Camden 2001 Stock Option Plan. Upon acquisition of the Bank by the Company, the Company assumed the Plan. The Plan reserves 100,000 shares of common stock for issuance pursuant to the exercise of options which may be granted pursuant to the Plan. The following summary of the Plan is qualified in its entirety by reference to the Plan. This summary creates no rights with respect to any options.

         Options awarded under the Plan may be "incentive stock options" within the meaning of the Internal Revenue Code or non-qualified options. Options may be granted pursuant to the 2001 Stock Option Plan to persons who are employees or directors of the Company or any subsidiary (including officers and directors who are employees) at the time of grant. At December 31, 2003, the Company and the Bank had 11 full time employees. Incentive stock options may, however, only be issued to persons who are employees of the Company at the time of grant. The Plan may be administered by the Board of Directors or a Committee appointed by the Board. All incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date of grant, as determined by the Board of Directors or the Committee. Non-qualified options will have such exercise prices as may be determined by the Board of Directors or the Committee at the time of grant, and such exercise prices may be less than fair market value. The Board of Directors or the Committee may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. The Board of Directors or the Committee selects the employees to receive grants under the 2001 Stock Option Plan and determines the number of shares covered by options granted under the 2001 Stock Option Plan. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability. The 2001 Stock Option Plan will terminate on October 18, 2012, and no options will be granted thereunder after that date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Bank of Camden, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal shareholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2003 was $219,580. During 2003, $1,053,847 of new loans were made and repayments totaled $586,544.

         During the organizational period, the Organizers of the Bank leased office space located in the Lafayette Court office complex in Camden on a month to month basis from a partnership, one of the partners of which is Mr. Riddick, a director. The lease terms were at market rates and were at least as favorable as would be available from an unrelated party in the opinion of the directors.

         The property located at 631 West DeKalb Street, Camden, South Carolina was purchased and renovated by a partnership owned by the directors of the Bank that was organized solely for that purpose. Upon completion, the property was sold by the partnership to the Bank for use as the Bank's banking office for an amount equal to the partnership's actual costs to acquire and renovate the property. The acquisition cost was approximately $525,000, and the renovation cost was approximately $640,000.

         The Company has obtained legal services from Roderick M. Todd, Jr., a director of the Company, in the past and expects to do so in the future.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Federal Deposit Insurance Corporation. Based on a review of Section 16(a) reports available to the Company and written representations of the persons subject to Section 16(a), it appears that all such reports for these persons were filed in a timely fashion during 2003.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott Davis, LLC, Certified Public Accountants with offices in Columbia, South Carolina, to serve as the Company's independent certified public accountants for 2004. Shareholders will be asked to ratify this selection at the 2004 Annual Meeting. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Change of Accountants

         Legislation and Securities and Exchange Commission rules adopted in 2002 have significantly increased, and will continue to increase, the regulatory burdens on audit firms that audit the financial statements of companies that are subject to the reporting requirements of the Securities Exchange Act of 1934. Consequently, many smaller audit firms are deciding to limit their audit practice to companies that are not subject to the 1934 Act. Tourville, Simpson & Caskey, L.L.P., which served as the Company's principal independent accountant since the Company's inception, was one such firm. Effective January 2, 2003, Tourville, Simpson & Caskey, L.L.P. resigned as the Company's principal independent public accountant. The firm thereafter dissolved. Elliott Davis, LLC was engaged by the Company on January 2, 2003 to audit the Company's financial statements for the year ended December 31, 2002, and was subsequently selected to audit the Company's financial statements for the year ending December 31, 2003.

         Tourville, Simpson & Caskey, L.L.P.'s report on the Company's financial statements for the year ended December 31, 2001 (the Company was organized in February, 2001 and, accordingly, had no financial statements for 2000) neither contained an adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Tourville, Simpson & Caskey, L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Tourville, Simpson & Caskey, L.L.P.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in its reports.

Fees Billed by Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2003 and 2002, and for other services rendered during such years, on behalf of the Company and the Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the year ended December 31, 2002, Tourville, Simpson & Caskey, L.L.P. billed the Company an aggregate of $5,700 for audit fees, and did not bill the Company for any audit fees for the year ended December 31, 2003. For the years ended December 31, 2002 and 2003, Elliott Davis, LLC, billed the Company an aggregate of $12,410 and $17,075, respectively, for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services include employee benefit plan audits, attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, internal control procedures, and mortgage collateral verification. For the year ended December 31, 2002, Tourville, Simpson & Caskey, L.L.P. billed the Company an aggregate of $4,500 for audit-related fees, and did not bill the Company for any audit-related fees for the year ended December 31, 2003. For the year ended December 31, 2003, Elliott Davis, LLC, billed the Company an aggregate of $1,710 for audit-related fees, and did not bill the Company for any audit-related fees for the year ended December 31, 2002.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation include fees billed for professional services related to federal, state and international tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning such as Form 1099 preparation, sales and use tax audit advice, and preparation of tax depreciation schedule. For the year ended December 31, 2002, Tourville, Simpson & Caskey, L.L.P. billed the Company an aggregate of $1,250 for tax fees, and did not bill the Company for any tax fees for the year ended December 31, 2003. For the years ended December 31, 2002 and 2003, Elliott Davis, LLC, billed the Company an aggregate of $1,500 and $720, respectively, for tax fees.

All Other Fees

         All other fees include fees for all other services other than those reported above. These services include obtaining a tax identification number for the Company, review of press releases, review of and consultation with respect to formation of holding company, and review of materials filed with the Federal Deposit Insurance Corporation and Securities and Exchange Commission in connection with acquisition of the Bank by the Company. For the year ended December 31, 2002, Tourville, Simpson & Caskey, L.L.P. billed the Company an aggregate of $450 for all other fees, and did not bill the Company for any other fees for the year ended December 31, 2003. For the year ended December 31, 2003, Elliott Davis, LLC, billed the Company an aggregate of $1,120 for all other fees, and did not bill the Company for any other fees for the year ended December 31, 2002.

         In making its decision to recommend ratification of its appointment of Elliott Davis, LLC, as the Company's independent auditors for the fiscal year ending December 31, 2004, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Elliott Davis, LLC.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms of such services) provided by the independent auditors, subject to limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit.

Audit Committee Report

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2003. The Audit Committee has discussed with the Company's independent auditors, Elliott Davis, LLC, the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLC, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Elliott Davis, LLC, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

 D. Edward Baxley   Anne duPont Shirley   James D. King, Sr.   David R. Blakely

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein and FOR ratification of Elliott Davis as the Company's independent auditors for the year ended December 31, 2004.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2004 Annual Meeting may do so by mailing or delivering them in writing to William C. Bochette, III, President, DeKalb Bankshares, Inc., 631 West DeKalb Street, Camden, South Carolina 29020. Such written proposals must be received prior to November 6, 2004, for inclusion, if otherwise appropriate, in the Company's 2005 Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to January 20, 2005, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                                      PROXY

                             DEKALB BANKSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS - MARCH 31, 2004

         Brenton H. Amyette or Peter G. Shand, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on March 31, 2004, and at any adjournment thereof, as follows:

1.  ELECTION OF    |_| FOR all nominees listed     |_|  WITHHOLD AUTHORITY
    DIRECTORS          below (except any I have         to vote for all nominees
                        written below)                  below

     Three Year Terms: Anne duPont Shirley, Roderick M. Todd, Jr.,
                       John C. West, Jr.

     Two Year Terms: William C. Bochette, III, Daniel D. Riddick,
                     Sylvia U. Wood

     One Year Terms: D. Edward Baxley, David R. Blakely,
                     James D. King, Sr.



INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE
              NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------

2. RATIFICATION of the selection of Elliott Davis, LLC as the Company's independent auditors for the year ended December 31, 2004.

         [ ] For            [ ]  Against            [ ]  Abstain

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated: ------------------------,  2004       -----------------------------------


                                             -----------------------------------